Exhibit 99.1

E2open Announces Third Quarter of Fiscal Year 2015 Results

Third quarter non-GAAP subscriptions and support revenue of $16.9 million, a 15.0% increase year-over-year

Foster City, CA (January 8, 2015) – E2open, Inc. (NASDAQ: EOPN), the leading provider of strategic, cloud-based software solutions for collaborative planning and execution across global trading networks, today announced financial results for the quarter ended November 30, 2014.

“We were pleased to deliver results at or above the high end of our previous guidance,” said Mark Woodward, E2open’s President and CEO. “While our pipeline activity remains robust, recent sales execution challenges have caused us to lower our expectations for both revenue and bookings for the balance of the year. We have taken steps to correct these issues and we remain confident in the market opportunity in front of the company.”

Third Quarter Financial Highlights:

•	GAAP Revenue: Total GAAP revenue was $20.2 million for the third quarter of fiscal 2015; subscriptions and support revenue was $16.7 million and professional services revenue was $3.5 million.

•	Non-GAAP Revenue: Total non-GAAP revenue for the third quarter of fiscal 2015 included $0.5 million from the impact of a previous contract amendment that accelerated revenue from future periods to the second quarter of fiscal 2013, and $0.1 million from the impact of purchase accounting adjustments to deferred revenue in connection with the acquisition of ICON in the second quarter of fiscal 2014 and Serus in the second quarter of fiscal 2015. Total non-GAAP revenue was $20.8 million, an increase of 10% compared to $18.9 million for the third quarter of fiscal 2014 and flat compared to $20.8 million for the second quarter of fiscal 2015. Subscriptions and support revenue was $16.9 million, an increase of 15% compared to $14.7 million for the third quarter of fiscal 2014 and a decrease of 1% compared to $17.1 million for the second quarter of fiscal 2015. Professional services revenue was $3.9 million, a decrease of 8% compared to $4.3 million for the third quarter of fiscal 2014 and an increase of 6% compared to $3.7 million for the second quarter of fiscal 2015.

•	GAAP Loss from Operations: GAAP loss from operations was ($8.4) million compared to ($7.1) million for the third quarter of fiscal 2014 and ($9.2) million for the second quarter of fiscal 2015.

•	Non-GAAP Loss from Operations: Non-GAAP loss from operations was ($4.0) million compared to ($3.9) million for the third quarter of fiscal 2014 and ($3.3) million for the second quarter of fiscal 2015.

•	GAAP Net Loss: GAAP net loss was ($9.1) million compared to ($7.4) million for the third quarter of fiscal 2014 and ($9.3) million for the second quarter of fiscal 2015. GAAP net loss per share was ($0.31), based on 29.3 million weighted-average shares outstanding, compared to ($0.28) per share, based on 26.5 million weighted-average shares outstanding, for the third quarter of fiscal 2014 and ($0.32) per share, based on 29.1 million weighted-average shares outstanding, for the second quarter of fiscal 2015.

•	Non-GAAP Net Loss: Non-GAAP net loss was ($4.7) million compared to ($4.4) million for the third quarter of fiscal 2014 and ($3.3) million for the second quarter of fiscal 2015. Non-GAAP net loss per share was ($0.15), based on 30.5 million weighted-average shares outstanding, compared to ($0.16), based on 28.1 million weighted-average shares outstanding, for the third quarter of fiscal 2014 and ($0.11), based on 30.9 million weighted-average shares outstanding, for the second quarter of fiscal 2015.

•	Adjusted EBITDA: Adjusted EBITDA was ($3.3) million compared to ($3.3) million for the third quarter of fiscal 2014 and ($2.7) million for the second quarter of fiscal 2015.

•	Cash Flow: Cash flow from operations was ($9.2) million and free cash flow was ($9.0) million after deducting $0.2 million of capital expenditures and adding back payments for acquisition-related expenses of $0.4 million. This compares to cash flow from operations of ($8.0) million and free cash flow of ($7.6) million after deducting $0.1 million of capital expenditures and adding back payment for acquisition-related expenses of $0.5 million for the third quarter of fiscal 2014.

•	Balance Sheet: Cash and investments was $25.1 million, a decrease of $11.0 million compared to $36.1 million at the end of the second quarter of fiscal 2015.

Third Quarter & Recent Business Highlights:

•	Partnered with Esri, the leading provider of GIS and location intelligence software, to enhance supply chain performance with real-time, map-based track and trace capabilities for improved logistics monitoring and visibility.

•	Presented at the 2014 Consumer Goods Business and Technology Leadership Conference, the 2014 Open Applications (OAGi) Plenary Meeting, and the American Supply Chain and Logistics Summit.

•	Earned Drummond Certification in the Fall 2014 AS2 Interoperability Test Event, extending interoperability certifications across AS2 Reliability and AS2 Restart profiles.

•	Added 5 new customers during the quarter and expanded our relationship with several existing customers.

•	Ended the quarter with 129 enterprise customers, 41,130 unique registered trading partners, and 140,041 unique registered users on the E2open Business Network.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading “Non-GAAP Financial Measures.”

Guidance:

As of January 8, 2015, E2open is providing guidance for its fourth quarter of fiscal 2015 as well as the full fiscal year 2015.

•	Full Year Fiscal 2015 Guidance: Total GAAP revenue is expected to be in the range of $78.4 million to $78.9 million, including a $2.1 million impact to revenue, due to the aforementioned acceleration of revenue in the second quarter of fiscal 2013 in connection with a contract amendment and the impact of purchase accounting adjustments to deferred revenue related to acquisitions. Excluding the aforementioned contract amendment and the purchase accounting adjustments to deferred revenue, total non-GAAP revenue is expected to be in the range of $80.5 million to $81.0 million. Non-GAAP loss from operations is expected to be in the range of ($18.1) million to ($17.6) million. Non-GAAP loss per share is expected to be in the range of ($0.63) to ($0.61) based on approximately 30.5 million weighted-average shares outstanding. Adjusted EBITDA is expected to be in the range of ($15.7) million to ($15.2) million. Free cash flow is expected to be in the range of ($15.5) million to ($14.5) million. New and upsell subscriptions and support bookings are expected to be in the range of $71.0 million to $75.0 million, representing growth of approximately 0% to 6% compared to fiscal 2014.

•	Fourth Quarter Fiscal 2015 Guidance: Total GAAP revenue is expected to be in the range of $19.2 million to $19.7 million. Total non-GAAP revenue is expected to be in the range of $19.3 million to $19.8 million, which includes a $0.1 million impact to revenue, due to the aforementioned acceleration of revenue in the second quarter of fiscal 2013 in connection with a contract amendment and the impact of purchase accounting adjustments to deferred revenue related to acquisitions. Non-GAAP loss from operations is expected to be in the range of ($6.6) million to ($6.1) million. Non-GAAP loss per share is expected to be in the range of ($0.22) to ($0.20) based on approximately 31.6 million weighted-average shares outstanding. Adjusted EBITDA is expected to be in the range of ($6.1) million to ($5.6) million.

With respect to the Company’s expectations under “Guidance” above, the Company has not reconciled non-GAAP loss from operations or non-GAAP loss per share to GAAP loss from operations and GAAP loss per share because these items cannot be reasonably predicted.

Conference Call Details:

•	What: E2open financial results for the third quarter of fiscal 2015 and outlook for the fourth quarter of fiscal 2015 and the full year of fiscal 2015

•	When: January 8, 2015 at 2:00 P.M. Pacific Time (5:00 P.M. Eastern Time)

•	Dial in: To access the call in the U.S., please dial (877) 407-3982, and for international callers, please dial (201) 493-6780. Callers may provide confirmation number 13597069 to access the call more quickly, and are encouraged to dial into the call 10 to 15 minutes prior to the start to prevent any delay in joining.

•	Webcast: http://investor.e2open.com/ (live and replay)

•	Replay: A replay of the call will be available via telephone for seven days, beginning two hours after the call. To listen to the telephone replay in the U.S., please dial (877) 870-5176, and for international callers, please dial (858) 384-5517 and enter access code 13597069.

About E2open

E2open (NASDAQ: EOPN) is the leading provider of cloud-based, on-demand software solutions enabling enterprises to procure, manufacture, sell, and distribute products more efficiently through collaborative planning and execution across global trading networks. Enterprises use E2open solutions to gain visibility into and control over their trading networks through the real-time information, integrated business processes, and advanced analytics that E2open provides. E2open customers include Avnet, Celestica, Cisco, HP, IBM, Lenovo, L’Oreal, Motorola Solutions, Seagate, and Vodafone. E2open is headquartered in Foster City, California with operations worldwide. For more information, visit www.e2open.com.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements about expected total GAAP revenue, the effect of the acceleration of revenue in connection with a contract amendment, the impact of purchase accounting adjustments to deferred revenue related to acquisitions, total non-GAAP revenue, non-GAAP loss from operations, non-GAAP loss per share, weighted-average shares outstanding, and adjusted EBITDA for the fourth quarter of fiscal 2015 and the full fiscal year, and free cash flow and new and upsell subscriptions and support bookings for the full fiscal year. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements we make.

The risks and uncertainties referred to above include, but are not limited to, risks associated with the Company’s growth strategy; the Company’s plans for future products; the Company’s operating results; the Company’s ability to anticipate future market demands and future needs of its customers; the Company’s customer concentration; the Company’s ability to effectively manage its growth; the Company’s expectations regarding expenses, sales and operations; anticipated trends and challenges in the markets in which the Company operates; the Company’s competition; the Company’s ability to successfully enter new markets and manage its international expansion; the Company’s acquisitions; and the Company’s intellectual property.

Further information on these and other factors that could affect the Company’s financial results is included in the filings made with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K and the Company’s quarterly report on Form 10-Q. These documents are available on the SEC Filings section of the Investor Relations section of the Company’s website at: http://investor.e2open.com.

E2open, Inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Non-GAAP Financial Measures

Our reported results include certain non-GAAP financial measures, including total non-GAAP revenue, non-GAAP loss from operations, non-GAAP net loss, weighted-average shares outstanding, non-GAAP net loss per share, adjusted EBITDA, and free cash flow. Non-GAAP loss from operations and non-GAAP net loss exclude expenses related to stock-based compensation expense, amortization of acquired intangibles, acquisition-related expenses, and non-cash income taxes, as they are often excluded by other companies to help investors understand the operational performance of their business and, in the case of stock-based compensation, can be difficult to predict. In addition, stock-based compensation expense varies from period to period and company to company due to such things as differing valuation methodologies and changes in stock price. Non-GAAP revenue, non-GAAP loss from operations and non-GAAP net loss also exclude the impact of certain accelerated revenue recognized in connection with a contract amendment in the second quarter of fiscal 2013 and the impact of purchase accounting adjustments to deferred revenue related to acquisitions. Adjusted EBITDA is defined as net income (loss), adjusted for accelerated revenue from a contract amendment, the impact of purchase accounting adjustments to deferred revenue related to acquisitions, depreciation and amortization, stock-based compensation expense, interest and other income (expense), net, benefit from (provision for) income taxes, amortization of acquired intangibles, and acquisition-related expenses. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures, adjusted for payment of acquisition-related expenses. Reconciliation tables are provided in this press release. Management believes that the use of non-GAAP financial measures provides consistency and comparability with our past financial performance, facilitates period to period comparisons of results of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. Non-GAAP results are presented for supplemental informational purposes only for understanding our operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

ICR

Greg Kleiner, 650-645-6675

Investor Relations

investor.relations@e2open.com

E2open, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(dollars in thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended
	November 30, 2014	August 31, 2014	November 30, 2013	November 30, 2014	November 30, 2013
Revenue
Subscriptions and support	$16,650	$16,733	$14,400	$49,689	$40,125
Professional services and other	3,500	3,248	3,860	9,473	$11,746

Total revenue	20,150	19,981	18,260	59,162	51,871
Cost of revenue
Subscriptions and support (1)	3,383	3,390	2,769	9,893	7,942
Professional services and other (1)	4,012	4,132	4,309	11,995	12,852
Amortization of acquired intangibles	735	722	408	1,807	466

Total cost of revenue	8,130	8,244	7,486	23,695	21,260
Gross profit (loss)
Subscriptions and support	13,267	13,343	11,631	39,796	32,183
Professional services and other	(512)	(884)	(449)	(2,522)	(1,106)
Amortization of acquired intangibles	(735)	(722)	(408)	(1,807)	(466)

Total gross profit	12,020	11,737	10,774	35,467	30,611
Gross margin (loss)
Subscriptions and support	75%	75%	78%	76%	79%
Professional services and other	(15)%	(27)%	(12)%	(27)%	(9)%

Total gross margin	60%	59%	59%	60%	59%
Operating expenses
Research and development (1)	5,451	5,435	5,099	16,110	13,705
Sales and marketing (1)	11,204	10,463	9,683	32,109	26,334
General and administrative (1)	3,061	3,706	2,413	9,665	7,502
Acquisition-related expenses	44	708	340	960	1,131
Amortization of acquired intangibles	685	672	369	1,651	394

Total operating expenses	20,445	20,984	17,904	60,495	49,066

Loss from operations	(8,425)	(9,247)	(7,130)	(25,028)	(18,455)
Interest and other expense, net	(576)	45	(461)	(564)	(379)

Loss before income taxes	(9,001)	(9,202)	(7,591)	(25,592)	(18,834)
Benefit from (provision for) income taxes	(65)	(147)	209	(142)	135

Net loss	$(9,066)	$(9,349)	$(7,382)	$(25,734)	$(18,699)

Net loss per share:
Basic and diluted	$(0.31)	$(0.32)	$(0.28)	$(0.89)	$(0.72)

Weighted average shares used to compute net loss per share:
Basic and diluted	29,253	29,108	26,545	29,065	26,061

(1) Includes stock-based compensation as follows:
Cost of revenue
Subscriptions and support	$114	$157	$77	$375	$222
Professional services and other	535	727	326	1,700	910

Total cost of revenue	649	884	403	2,075	1,132
Operating expenses
Research and development	206	216	133	581	349
Sales and marketing	887	1,055	559	2,614	1,466
General and administrative	572	873	351	1,858	1,062

Total operating expenses	1,665	2,144	1,043	5,053	2,877

Total stock-based compensation	$2,314	$3,028	$1,446	$7,128	$4,009

E2open, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	November 30, 2014	February 28, 2014
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$18,900	$42,723
Short-term investments	5,271	14,374
Accounts receivable, net	18,134	21,995
Prepaid expenses and other current assets	4,655	4,380

Total current assets	46,960	83,472
Long-term investments	900	8,541
Goodwill	35,992	22,556
Intangible assets, net	23,436	11,395
Property and equipment, net	3,441	3,431
Other assets	1,245	1,316

Total assets	$111,974	$130,711

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$12,263	$12,366
Deferred revenue	33,705	43,672
Acquisition-related obligations	9,960	5,473
Current portion of notes payable and capital lease obligations	3,915	2,995

Total current liabilities	59,843	64,506
Deferred revenue	2,472	1,587
Notes payable and capital lease obligations, net of current portion	2,557	2,599
Other noncurrent liabilities	1,907	2,195

Total liabilities	66,779	70,887

Stockholders’ equity:
Common stock	29	29
Additional paid-in capital	437,154	426,031
Accumulated other comprehensive income	13	31
Accumulated deficit	(392,001)	(366,267)

Total stockholders’ equity	45,195	59,824

Total liabilities and stockholders’ equity	$111,974	$130,711

E2open, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Three Months Ended			Nine Months Ended
	November 30, 2014	August 31, 2014	November 30, 2013	November 30, 2014	November 30, 2013
Cash flows from operating activities:
Net loss	$(9,066)	$(9,349)	$(7,382)	$(25,734)	$(18,699)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	2,314	3,028	1,446	7,128	4,009
Depreciation and amortization	2,086	2,028	1,329	5,329	2,312
Other	557	222	(256)	846	(80)
Changes in operating assets and liabilities:
Accounts receivable, net	(6,327)	4,350	(10,145)	4,708	454
Prepaid expenses and other current assets	(309)	716	131	1,362	(608)
Accounts payable and accrued liabilities	1,011	445	2,222	1,106	3,100
Deferred revenue	428	(7,784)	4,662	(12,539)	(6,370)
Other noncurrent liabilities	83	(495)	(30)	(578)	476

Net cash used in operating activities	(9,223)	(6,839)	(8,023)	(18,372)	(15,406)

Cash flows from investing activities:
Capital expenditures	(202)	(118)	(68)	(391)	(165)
Sale (purchase) of marketable securities, net	16,925	7,243	8,226	16,418	26,777
Payments for acquisitions, net of cash acquired	(3,997)	(12,323)	—	(16,320)	(11,489)
Additions to cash held in escrow, net	3,997	(5,421)	—	(1,424)	—
Other assets	29	(27)	(6)	1	67

Net cash provided by (used in) investing activities	16,752	(10,646)	8,152	(1,716)	15,190

Cash flows from financing activities:
Proceeds from bank credit facilities	—	1,887	1,982	4,171	2,518
Repayment of bank credit facilities	—	(1,887)	(2,693)	(4,171)	(3,346)
Repayment of notes payable and capital lease obligations	(1,036)	(1,071)	(639)	(3,055)	(1,533)
Payment of stock offering costs	(228)	—	—	(533)	—
Proceeds from exercise of common stock options	125	345	643	559	1,821
Repayment of debt assumed from acquired company	—	(143)	—	(143)	(7,126)
Other	(446)	(5)	(17)	(503)	(17)

Net cash used in financing activities	(1,585)	(874)	(724)	(3,675)	(7,683)
Effect of exchange rate changes	36	(70)	27	(60)	18

Net decrease in cash and cash equivalents	5,980	(18,429)	(568)	(23,823)	(7,881)
Cash and cash equivalents at beginning of period	12,920	31,349	12,949	42,723	20,262

Cash and cash equivalents at end of period	$18,900	$12,920	$12,381	$18,900	$12,381

Supplemental cash flow information:
Cash paid during the period for:
Interest	$93	$82	$67	$269	$143
Income taxes	$66	$33	$44	$222	$121
Noncash financing and investing activities:
Property, software and equipment acquired under notes payable and capital leases	$371	$559	$395	$1,242	$2,072
Prepaid software, maintenance and services acquired under notes payable and capital leases	$612	$901	$847	$1,939	$2,919
Issuance of common stock for acquisitions	$—	$3,966	$—	$3,966	$8,849

E2open, Inc. and Subsidiaries

GAAP to Non-GAAP Reconciliation Tables

(dollars in thousands)

(Unaudited)

	Three Months Ended			Nine Months Ended
	November 30, 2014	August 31, 2014	November 30, 2013	November 30, 2014	November 30, 2013
Non-GAAP Revenue
GAAP Revenue
Subscriptions and support	$16,650	$16,733	$14,400	$49,689	$40,125
Professional services and other	3,500	3,248	3,860	9,473	11,746

Total	20,150	19,981	18,260	59,162	51,871
Add: accelerated revenue from contract amendment
Subscriptions and support	78	79	78	236	236
Professional services and other	419	429	424	1,277	1,282

Total	497	508	502	1,513	1,518
Add: deferred revenue purchase accounting adjustment
Subscriptions and support	131	240	178	450	242
Professional services and other	5	25	—	30	—

Total	136	265	178	480	242
Non-GAAP Revenue
Subscriptions and support	16,859	17,052	14,656	50,375	40,603
Professional services and other	3,924	3,702	4,284	10,780	13,028

Total	$20,783	$20,754	$18,940	$61,155	$53,631

Non-GAAP Gross Profit
GAAP Gross Profit
Subscriptions and support	$13,267	$13,343	$11,631	$39,796	$32,183
Professional services and other	(512)	(884)	(449)	(2,522)	(1,106)
Amortization of acquired intangibles	(735)	(722)	(408)	(1,807)	(466)

Total	12,020	11,737	10,774	35,467	30,611
Add: accelerated revenue from contract amendment
Subscriptions and support	78	79	78	236	236
Professional services and other	419	429	424	1,277	1,282

Total	497	508	502	1,513	1,518
Add: deferred revenue purchase accounting adjustment
Subscriptions and support	131	240	178	450	242
Professional services and other	5	25	—	30	—

Total	136	265	178	480	242
Add: stock-based compensation expense
Subscriptions and support	114	157	77	375	222
Professional services and other	535	727	326	1,700	910

Total	649	884	403	2,075	1,132
Add: amortization of acquired intangibles
Subscriptions and support	—	—	—	—	—
Professional services and other	—	—	—	—	—
Amortization of acquired intangibles	735	722	408	1,807	466

Total	735	722	408	1,807	466
Non-GAAP Gross Profit
Subscriptions and support	13,590	13,819	11,964	40,857	32,883
Professional services and other	447	297	301	485	1,086
Amortization of acquired intangibles	—	—	—	—	—

Total	$14,037	$14,116	$12,265	$41,342	$33,969

Non-GAAP Gross Margin
Subscriptions and support	81%	81%	82%	81%	81%
Professional services and other	11%	8%	7%	4%	8%

Total	68%	68%	65%	68%	63%

E2open, Inc. and Subsidiaries

GAAP to Non-GAAP Reconciliation Tables

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended
	November 30, 2014	August 31, 2014	November 30, 2013	November 30, 2014	November 30, 2013
Non-GAAP Loss from Operations
GAAP loss from operations	$(8,425)	$(9,247)	$(7,130)	$(25,028)	$(18,455)
Add: accelerated revenue from contract amendment	497	508	502	1,513	1,518
Add: deferred revenue purchase accounting adjustment	136	265	178	480	242
Add: stock-based compensation expense	2,314	3,028	1,446	7,128	4,009
Add: amortization of acquired intangibles	1,420	1,394	777	3,458	860
Add: acquisition-related expenses	44	708	340	960	1,131

Non-GAAP loss from operations	$(4,014)	$(3,344)	$(3,887)	$(11,489)	$(10,695)

Non-GAAP Net Loss Per Share
Numerator:
GAAP net loss	$(9,066)	$(9,349)	$(7,382)	$(25,734)	$(18,699)
Add: accelerated revenue from contract amendment	497	508	502	1,513	1,518
Add: deferred revenue purchase accounting adjustment	136	265	178	480	242
Add: stock-based compensation	2,314	3,028	1,446	7,128	4,009
Add (Less): provision for (benefit from) income taxes	65	147	(209)	142	(135)
Add: amortization of acquired intangibles	1,420	1,394	777	3,458	860
Add: acquisition-related expenses	44	708	340	960	1,131

Non-GAAP loss before income taxes	(4,590)	(3,299)	(4,348)	(12,053)	(11,074)
Cash paid for income taxes	(66)	(33)	(44)	(222)	(121)

Non-GAAP net loss	$(4,656)	$(3,332)	$(4,392)	$(12,275)	$(11,195)

Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used to compute diluted net loss per share:
Weighted average number of shares used to compute GAAP net loss per share (diluted)	29,253	29,108	26,545	29,065	26,061
Effect of potentially dilutive common stock equivalents (1)	1,236	1,780	1,509	1,638	1,542

Non-GAAP weighted average shares used to compute non-GAAP net loss per share	30,489	30,888	28,054	30,703	27,603

GAAP net loss per share (diluted)	$(0.31)	$(0.32)	$(0.28)	$(0.89)	$(0.72)

Non-GAAP net loss per share	$(0.15)	$(0.11)	$(0.16)	$(0.40)	$(0.41)

Adjusted EBITDA
GAAP net loss	$(9,066)	$(9,349)	$(7,382)	$(25,734)	$(18,699)
Add: depreciation and amortization	666	634	552	1,871	1,452
Add: amortization of acquired intangibles	1,420	1,394	777	3,458	860
Add (Less): interest and other expense, net	576	(45)	461	564	379
Add (Less): provision for (benefit from) income taxes	65	147	(209)	142	(135)

EBITDA	(6,339)	(7,219)	(5,801)	(19,699)	(16,143)
Add: accelerated revenue from contract amendment	497	508	502	1,513	1,518
Add: deferred revenue purchase accounting adjustment	136	265	178	480	242
Add: stock-based compensation expense	2,314	3,028	1,446	7,128	4,009
Add: acquisition-related expenses	44	708	340	960	1,131

Adjusted EBITDA	$(3,348)	$(2,710)	$(3,335)	$(9,618)	$(9,243)

Free Cash Flow
Net cash used in operating activities	$(9,223)	$(6,839)	$(8,023)	$(18,372)	$(15,406)
Less: capital expenditures	(202)	(118)	(68)	(391)	(165)
Add: acquisition-related expenses	387	327	503	788	709

Free cash flow	$(9,038)	$(6,630)	$(7,588)	$(17,975)	$(14,862)

(1)	These securities are anti-dilutive on a GAAP basis as a result of our net loss, but are included for non-GAAP net loss per share.